SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                           [X]

Filed by a Party other than the Registrant        [ ]
Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Franklin Gold Fund
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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previously.  Identify the previous filing by registration statement number,
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[LOGO]
FRANKLIN(R)TEMPLETON(R)


                              FRANKLIN GOLD FUND

                       IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special shareholders' meeting scheduled for March 14, 2000 at 2:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE  WELCOME  YOUR  COMMENTS.   IF  YOU  HAVE  ANY  QUESTIONS,   CALL  SHAREHOLER
COMMUNICATIONS/ALAMO AT DIAL BEN AT 1-800/DIAL BEN(R) (1-800/342-5236).

   [NOTE TO DISTRIBUTION GROUP: INTERNET VOTING IS LEGALLY PERMISSIBLE WITH THIS FUND. IT IS STILL BEING DETERMINED IF WE WILL UTILIZE INTERNET VOTING
          THROUGH A VENDOR'S WEB SITE OR NOT OFFER IT AT THIS TIME. ]

                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, YOU MAY BE ABLE TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY. IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED.





                      This page intentionally left blank.





A LETTER FROM THE CHAIRMAN

Dear Fellow Shareholders:

I am writing to request that you consider nine matters relating to your investment in Franklin Gold Fund (the "Fund"). The Board of Directors asks that you cast your vote in favor of:

      1.   Electing a Board of Directors;

      2. Ratifying the appointment by the Directors of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ending July 31, 2000;

      3. Modifying the Fund's current investment criteria to include other precious metals (platinum, palladium and silver), in addition to gold as the principal investment focus, and amending the Fund's charter to change the Fund's name to reflect its revised investment focus;

      4. Changing the classification of the Fund from a diversified to a non-diversified fund;

      5.   Amending five of the Fund's fundamental investment restrictions;

      6.   Eliminating six of the Fund's fundamental investment restrictions;

      7. Reorganizing the Fund from a California corporation to a Delaware business trust;

      8. Amending the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved; and

      9. Granting proxyholders the authority to vote upon any other business that may properly come before the meeting or any adjournment.

We urge you to confirm the Board's recommendations by electing the nominated Directors and ratifying the selection of the independent auditors.

We have proposed modifying the Fund's investment criteria to include other precious metals such as platinum, palladium and silver, in addition to gold, as the Fund's principal investment focus in order to expand the Fund's ability to invest in a broader range of companies thereby increasing Fund's liquidity. The proposed change is intended to allow the Fund to better manage the volatility of changing market conditions. A change in the Fund's investment focus also will require amending the Fund's charter to change to the Fund's name, since gold would no longer be the only metal in which the Fund would be permitted to invest.

We also have proposed a change to the classification of the Fund from a diversified to a non-diversified investment company. If approved, the Fund would be permitted to invest all of its assets in the securities of relatively few issuers. In addition, we have proposed amending or eliminating certain fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives. We also have proposed that the Fund be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations. Finally, in the event that the proposal to reorganize the Fund from a California corporation to a Delaware business trust is not approved, you are being asked to approve an amendment to the Fund's charter to increase the number of shares that the Fund is authorized to sell. An increase in capital would enable the Fund to increase its asset size, which would provide the Fund with additional investment opportunities.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

Your vote is important to the Fund. On behalf of the Directors, thank you in advance for considering these issues and for promptly returning your proxy card.

                                    Sincerely,



                                    ---------------------------------
                                    Charles B. Johnson
                                    CHAIRMAN OF THE BOARD




[LOGO]
FRANKLIN(R)TEMPLETON(R)


                              FRANKLIN GOLD FUND

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                         TO BE HELD ON MARCH 14, 2000

           A Special Shareholders' Meeting ("Meeting") of Franklin Gold Fund (the "Fund"), will be held at the Fund's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 2:00 p.m. (Pacific time), on March 14, 2000.

During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

           1.   To elect a Board of Directors.

           2. To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund for the fiscal year ending July 31, 2000.

           3. To modify the Fund's investment focus and to change the Fund's name (includes two (2) Sub-Proposals):

                (a) To modify the Fund's current investment criteria to include other precious metals (platinum, palladium and silver), in addition to gold as the principal investment focus;

                (b)  To amend the Fund's  charter to change the Fund's  name to
                reflect   its  new   investment   focus,   in  the  event  that
                Sub-Proposal 3(a) is approved.

           4. To change the classification of the Fund from a diversified to a non-diversified fund.

           5. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub-Proposals).

                (a) To amend the Fund's fundamental investment restriction regarding borrowing;

                (b) To amend the Fund's fundamental investment restriction regarding underwriting;

                (c) To amend the Fund's fundamental investment restriction regarding lending;

                (d) To amend the Fund's fundamental investment restriction regarding investments in real estate and commodities; and

                (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities.

           6.   To   approve   the   elimination   of  certain  of  the  Fund's
                fundamental investment restrictions.

           7. To approve the reorganization of the Fund from a California corporation to a Delaware business trust.

           8. To amend the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved.

           9. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed January 24, 2000 as the record date for determination of shareholders entitled to vote at the Meeting.

Please  note  that  a  separate   vote  is  required   for  each   Proposal  or
Sub-Proposal.

                                    By Order of the Board of Directors,



                                    ----------------------------
                                    Deborah R. Gatzek
                                    Secretary


San Mateo, California
February 1, 2000

----------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
----------------------------------------------------------------------




TABLE OF CONTENTS


                                                                           PAGE


PROXY STATEMENT

Question and Answer............................................................

Proposal 1: To Elect a Board of Directors......................................

Proposal 2: To Ratify the Selection of PricewaterhouseCoopers LLP as
            Independent Auditors for the Fund..................................

Proposal 3: To Modify the Fund's Investment Focus and To Change the Fund's
            Name (Includes Two (2) Sub-Proposals) .............................

         3a: To Modify the Fund's Current Investment Criteria to Include Other
             Precious Metals as the Principal Investment Focus.................

         3b: To Amend the Fund's Charter to Change the Fund's Name to Reflect
             Its Revised Investment Focus, in the Event that Sub-Proposal 3a is
             Approved..........................................................

Proposal 4: To Change the Classification of the Fund From a Diversified to a
            Non-Diversified Fund...............................................

Proposal 5: To Approve Amendments to Certain of the Fund's Fundamental
            Investment Restrictions (Includes Five (5) Sub-Proposals)..........

         5a: Borrowing.........................................................
         5b: Underwriting......................................................
         5c: Lending...........................................................
         5d: Real Estate and Commodities.......................................
         5e: Issuing Senior Securities.........................................

Proposal 6: To Approve the Elimination of Certain of the Fund's Fundamental
            Investment Restrictions............................................

Proposal 7: To Approve the Reorganization of the Fund From a California
            Corporation to a Delaware Business Trust...........................

Proposal 8: To Amend the Fund's Charter to Increase the Fund's Authorized
            Capital in the Event that Proposal 7 is Not Approved...............

Proposal 9: Other Business.....................................................




                         TABLE OF CONTENTS (CONTINUED)



EXHIBITS

Exhibit A: Fundamental Investment Restrictions
           Proposed to be Amended or Eliminated................................

Exhibit B: Form of Agreement and Plan of Reorganization........................

Exhibit C: Comparison and Significant Differences Between Delaware Business
           Trusts and California Corporations..................................




                               FRANKLIN GOLD FUND

                                 PROXY STATEMENT

o  INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Board of Directors of Franklin Gold Fund (the "Fund") in connection with the Special Shareholders' Meeting of the Fund to be held March 14, 2000 (the "Meeting"), have requested your vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on January 24, 2000 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about February 1 , 2000.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on the following proposals:

1.    To elect a Board of Directors;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending July 31, 2000;

3. To modify the Fund's current investment criteria to include other precious metals (platinum, palladium and silver) in addition to gold as the principal investment focus; and to amend the Fund's charter to change the Fund's name to reflect its revised investment focus;

4. To change the classification of the Fund from a diversified to a non-diversified fund;

5.    To amend certain of the Fund's fundamental investment restrictions;

6.    To eliminate certain of the Fund's fundamental investment restrictions;

7. To approve the reorganization of the Fund from a California corporation to a Delaware business trust;

8. To amend the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved; and

9. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournment thereof.


   HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

   The Directors unanimously recommend that you vote:

   1. FOR the election of all nominees as Directors;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending July 31, 2000;

   3. FOR the modification of the Fund's current investment criteria to include other precious metals (platinum, palladium and silver) in addition to gold as the principal investment focus, and FOR the amendment to the Fund's charter to change in the Fund's name to reflect its revised investment focus;

   4. FOR the change of the classification of the Fund from a diversified to a non-diversified fund;

   5. FOR the amendment of each of the of the Fund's fundamental investment restrictions proposed to be amended;

   6. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated;

   7. FOR the reorganization of the Fund from a California corporation to a Delaware business trust;

   8. FOR the amendment to the Fund's charter to increase in the Fund's authorized capital in the event that Proposal 7 is not approved; and

   9. FOR the proxyholders to vote, in their discretion, on any other business as may properly come before the Meeting or any adjournment thereof.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the proxy card. [If you are eligible to vote through the internet a control number and separate instructions are enclosed.]

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 9, your proxy will be voted as you indicate. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 9, your shares will be voted IN FAVOR of the nominees for the Board of Directors (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal
   2), IN FAVOR of modifying the Fund's current investment policy to include other precious metals, and amending the Fund's charter to change the Fund's name to reflect its revised investment focus, (Sub-Proposals 3a-3b), IN FAVOR of changing the classification of the Fund from a diversified to a non-diversified fund (Proposal 4), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 5a-5e), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 6), IN FAVOR of the reorganization of the Fund from a California corporation to a Delaware business trust (Proposal 7), IN FAVOR of amending the Fund's charter to increase the Fund's authorized capital (Proposal 8), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 9).

   MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.





                                  THE PROPOSALS

   PROPOSAL 1:  TO ELECT A BOARD OF DIRECTORS

   WHO ARE THE NOMINEES FOR THE BOARD OF DIRECTORS?

   The Board of Directors consists of nine (9) persons. The role of the Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet monthly and review the Fund's performance. The Directors also oversee the services provided to the Fund by the investment advisor and the Fund's other service providers.

   The nominees for election to the Board of Directors are: Frank H. Abbott, III, Harris J. Ashton, Harmon E. Burns, S. Joseph Fortunato, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W. T. LaHaye, Gordon S. Macklin and
   R. Martin Wiskemann (collectively, the "Nominees") who presently comprise the entire Board. All nine Directors are directors and/or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds"). In addition, Harmon E. Burns, Charles B. Johnson and Rupert H. Johnson, Jr.
   are senior officers of Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately [19% and 15%,] respectively, of Resources' outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agency and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN).

   Each Nominee is currently eligible and has consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Directors, and the election and qualification of their successors. Election of a Director is by a plurality vote, which means that the nine individuals receiving the greatest number of votes at the Meeting will be deemed to be elected. If any of the Nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

   Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Fund and shares of all of the investment companies in the Franklin Templeton Group of Funds.




                                                             Shares
                                                          Beneficially
                                                          Owned in the
                                            Fund Shares     Franklin
                                               Owned       Templeton
                                           Beneficially     Group of
                                             and % of        Funds
                                               Total       (including
                                            Outstanding   the Fund) as
   Name, Address, Principal Occupation      on December   of December
      During Past Five Years and Age         31, 1999       31, 1999
------------------------------------------------------------------------
Frank H. Abbott, III (78)
1045 Sansome Street
San Francisco, CA  94111
DIRECTOR SINCE 1968
President and Director, Abbott
Corporation (an investment company);
director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and
FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996)
and Vacu-Dry Co. (food processing) (until
1996).

Harris J. Aston (67)
191 Clapboard Ridge Road
Greenwich, CT  06830
DIRECTOR SINCE 1982
Director, RBC Holdings, Inc. (bank
holding company) and Bar-S Foods (meat
packing company); director or trustee, as the case may be, of 47 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief
Executive Officer and Chairman of the
Board, General Host Corporation (nursery and craft centers) (until 1998).

Harmon E. Burns* (54)
777 Mariners Island Blvd.
San Mateo, CA  94404
VICE PRESIDENT SINCE 1986 AND DIRECTOR
SINCE 1993
Vice Chairman, Member - Office of the
Chairman and Director, Franklin
Resources, Inc., Franklin Templeton
Distributors, Inc. and Franklin Templeton
Services, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services,
Inc. and Franklin/Templeton Investor
Services, Inc.; and officer and/or
director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin
Templeton Group of Funds.

S. Joseph Fortunato (67)
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ  07962-1945
DIRECTOR SINCE 1989
Member of the law firm of Pitney, Hardin, Kipp & Szuch; and director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds.

Charles B. Johnson*+ (67)
777 Mariners Island Blvd.
San Mateo, CA  94404
CHAIRMAN OF THE BOARD SINCE 1993 AND
DIRECTOR SINCE 1976
Chairman of the Board, Chief Executive
Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Chairman of the Board and Director,
Franklin Advisers, Inc. and Franklin
Investment Advisory Services, Inc.; Vice
President, Franklin Templeton
Distributors, Inc.; Director,
Franklin/Templeton Investor Services,
Inc. and Franklin Templeton Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
and of 48 of the investment companies in the Franklin Templeton Group of Funds.

Rupert H. Johnson, Jr.* + (59)
777 Mariners Island Blvd.
San Mateo, CA  94404
VICE PRESIDENT SINCE 1973 AND DIRECTOR
SINCE 1982
Vice Chairman, Member - Office of the
Chairman and Director, Franklin
Resources, Inc.; Executive Vice President and Director, Franklin Templeton
Distributors, Inc.; Director, Franklin
Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services,
LLC; Director, Franklin/Templeton
Investor Services, Inc.; and officer
and/or director or trustee, as the case
may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in the Franklin
Templeton Group of Funds.

Frank W. T. LaHaye (70)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA  95014
DIRECTOR SINCE 1968
General Partner, Miller & LaHaye, which
is the General Partner of Peregrine
Ventures II (venture capital firm);
Chairman of the Board and Director,
Quarterdeck Corporation (software firm);
Director, Digital Transmission Systems,
Inc. (wireless communications); director or trustee, as the case may be, of 27 of the investment companies in the Franklin
Templeton Group of Funds; and formerly,
Director, Fischer Imaging Corporation
(medical imaging systems) and General
Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures
(venture capital firm).

Gordon S. Macklin (71)
8212 Burning Tree Road
Bethesda, MD  20817
DIRECTOR SINCE 1997
Director, Fund American Enterprises
Holdings, Inc. (holding company), Martek
Biosciences Corporation, MCI WorldCom
(information services), MedImmune, Inc.
(biotechnology) and Spacehab, Inc.
(aerospace services); director or
trustee, as the case may be, of 47 of the investment companies in the Franklin
Templeton Group of Funds; and FORMERLY,
Chairman, White River Corporation
(financial services) and Hambrecht and
Quist Group (investment banking),
President, National Association of
Securities Dealers, Inc. and Director,
Real 3D (software).

R. Martin Wiskemann* (72)
777 Mariners Island Blvd.
San Mateo, CA  94404
PRESIDENT SINCE 1993 AND DIRECTOR SINCE
1968
Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.;
Senior Vice President, Franklin
Management, Inc.; and officer and/or
director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds; and
FORMERLY, Vice President and Director,
ILA Financial Services, Inc. (until
1998).


*This director is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of Directors. Messrs. Burns, Johnson, Johnson, Jr. and Wiskemann are interested persons due to their employment affiliation with Resources and with Franklin Advisers, Inc., the Fund's investment manager. The remaining Directors ("noninterested Directors") are not interested persons of the Fund.

+ Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

[**  Less than 1% of the outstanding shares of the Fund.]


   HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

The Directors anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the investment management services furnished to the Fund by Franklin Advisers, Inc. ("Franklin Advisers") and various other service providers. Franklin Advisers is wholly owned by Resources. The Fund pays the noninterested Directors $150 per month plus $150 per meeting attended. Board members who serve on the Audit Committee of the Fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting.

During the fiscal year ended July 31, 1999 there were 11 meetings of the Board and [___] meetings of the Audit Committee. [Each of the Directors attended at least 75% of the total number of meetings of the Board. There was 100% attendance at the meetings of the Audit Committee.]

Certain Directors and executive officers ("Executive Officers") of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by Franklin Advisers and its affiliates. Franklin Advisers or its affiliates pay the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table shows the fees paid to noninterested Directors by the Fund and by the Franklin Templeton Group of Funds.



                                                     NUMBER OF BOARDS
                                      TOTAL FEES      IN THE FRANKLIN
                      TOTAL FEES     RECEIVED FROM    TEMPLETON GROUP
        NAME           RECEIVED      THE FRANKLIN       OF FUNDS ON
                       FROM THE     TEMPLETON GROUP     WHICH EACH
                      FUND 1 ($)     OF FUNDS 2 ($)       Serves 3
-----------------------------------------------------------------------
Frank H. Abbott, III     2,345                              27
Harris J. Ashton         2,745                              47
S. Joseph Fortunato      2,560                              49
Frank W.T. LaHaye        2,495                              27
Gordon S. Macklin        2,745                              47

      1.  For the fiscal year ended July 31, 1999.
      2. We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.
      3.  For the calendar year ended December 31, 1999.

   The preceding table indicates the total fees paid to Directors by the Fund individually, and by all of the funds in the Franklin Templeton Group of Funds. These Directors also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Directors believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable noninterested Directors who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds, and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for Board members elected for the first time to a Board. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Executive Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer (with the exception of Messrs. Burns, Johnson, Johnson, Jr. and Wiskemann, whose biographical information is included in Proposal 1), is a brief description of his or her recent professional experience:

   -----------------------------------------------------------------
          NAME, ADDRESS, AND              PRINCIPAL OCCUPATION
         OFFICES WITH THE FUND       DURING PAST FIVE YEARS AND AGE
   -----------------------------------------------------------------
   Martin L. Flanagan                President, Member - Office of
   777 Mariners Island Blvd.         the President, Franklin
   San Mateo, CA 94404               Resources, Inc.; Senior Vice
   VICE PRESIDENT AND CHIEF          President, Chief Financial
   FINANCIAL OFFICER SINCE 1995      Officer and Director,
                                     Franklin/Templeton Investor
                                     Services, Inc.; Senior Vice
                                     President and Chief Financial
                                     Officer, Franklin Mutual
                                     Advisers, LLC; Executive Vice
                                     President, Chief Financial
                                     Officer and Director,
                                     Templeton Worldwide, Inc.;
                                     Executive Vice President,
                                     Chief Operating Officer and
                                     Director, Templeton
                                     Investment Counsel, Inc.;
                                     Executive Vice President and
                                     Chief Financial Officer,
                                     Franklin Advisers, Inc.;
                                     Chief Financial Officer,
                                     Franklin Advisory Services,
                                     LLC and Franklin Investment
                                     Advisory Services, Inc.;
                                     President and Director,
                                     Franklin Templeton Services,
                                     Inc.; officer and/or director
                                     of some of the other
                                     subsidiaries of Franklin
                                     Resources, Inc.; and officer
                                     and/or director or trustee,
                                     as the case may be, of 51 of
                                     the investment companies in
                                     the Franklin Templeton Group
                                     of Funds.
                                     Age 39.
   -----------------------------------------------------------------
   Deborah R. Gatzek                 Senior Vice President and
   777 Mariners Island Blvd.         General Counsel, Franklin
   San Mateo, CA 94404               Resources, Inc.; Senior Vice
   VICE PRESIDENT SINCE 1992 AND     President, Franklin Templeton
   SECRETARY SINCE 1986              Services, Inc. and Franklin
                                     Templeton Distributors, Inc.;
                                     Executive Vice President,
                                     Franklin Advisers, Inc.; Vice
                                     President, Franklin Advisory
                                     Services, LLC and Franklin
                                     Mutual Advisers, LLC; Vice
                                     President, Chief Legal
                                     Officer and Chief Operating
                                     Officer, Franklin Investment
                                     Advisory Services, Inc.; and
                                     officer of 52 of the
                                     investment companies in the
                                     Franklin Templeton Group of
                                     Funds.
                                     Age 51.
   -----------------------------------------------------------------
   Edward V. McVey                   Senior Vice President and
   777 Mariners Island Blvd.         National Sales Manager,
   San Mateo, CA 94404               Franklin Templeton
   VICE PRESIDENT SINCE 1985         Distributors, Inc.; and
                                     officer of 28 of the
                                     investment companies in the
                                     Franklin Templeton Group of
                                     Funds.Age 62.
   -----------------------------------------------------------------
   Kimberley Monasterio              Vice President, Franklin
   777 Mariners Island Blvd.         Templeton Services, Inc.; and
   San Mateo, CA 94404               officer of 25 of the
   TREASURER AND PRINCIPAL           investment companies in the
   ACCOUNTING OFFICER SINCE 1999     Franklin Templeton Group of
                                     Funds. Age 36.
   -----------------------------------------------------------------

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 1


   PROPOSAL 2:  TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are noninterested Directors. The Audit Committee reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditors, and submits a recommendation to the full Board as to the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the current fiscal year, the Board, including all of the noninterested Directors, selected as auditors the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105. Coopers & Lybrand L.L.P. served as the independent auditors for the fund from ______ until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. PricewaterhouseCoopers LLP has examined and reported on the fiscal year-end financial statements, dated July 31, 1999, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders. PricewaterhouseCoopers LLP has advised the Fund that neither the firm nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 2


PROPOSAL 3:     TO MODIFY THE FUND'S INVESTMENT FOCUS AND TO CHANGE THE FUND'S
                NAME (THIS PROPOSAL INVOLVES SEPARATE VOTES ON TWO (2)
                SUB-PROPOSALS):

SUB-PROPOSAL 3A:     TO MODIFY THE FUND'S CURRENT INVESTMENT CRITERIA TO
INCLUDE OTHER PRECIOUS METALS (PLATINUM, PALLADIUM AND SILVER), IN ADDITION TO GOLD AS THE PRINCIPAL INVESTMENT FOCUS.

WHY IS THE BOARD PROPOSING TO MODIFY THE FUND'S CURRENT INVESTMENT CRITERIA AND PERMIT THE FUND TO EXPAND ITS INVESTMENTS IN OTHER PRECIOUS?

The Fund currently invests at least 65% of its total assets in equity securities of companies that mine, process, or deal in gold. The declining gold price over the past few years has resulted in a decline in the number of companies that meet the Fund's investment criteria. Even if there is a significant rebound in the price of gold, management believes that it will take several years for the universe of companies in which the Fund may invest to expand. Management has determined, and has reported to the Board, that the current environment for gold equity securities is likely to result in further consolidation within the gold industry. Such consolidation in conjunction with volatile market conditions makes managing the Fund more difficult. In order to enhance investment opportunities, management is recommending that the Fund modify its principal investment criteria to expand its ability to invest in companies that mine, process or otherwise deal in other precious metals, in addition to gold.

Presently, the Fund concentrates (invests more than 25% of total assets) in companies that mine, process and deal in both gold and other precious metals, such as silver, platinum, and palladium. If shareholders approve this Sub-Proposal 3a, the Fund would be permitted to increase its investment in the equity securities related to these other precious metals. Accordingly, the Fund would no longer be required to invest up to 65% of its total assets in the equity securities of gold companies only. Instead, the Fund would be permitted to invest up to 65% of total assets in the equity securities of companies that mine, process or deal in both gold and other precious metals. It is anticipated that this change would provide the Fund with additional flexibility to pursue its investment objectives through investment in a larger universe of companies. This proposal is not intended to change the Fund's traditional focus on gold. However, expanding the ability of the Fund to invest in companies associated with other precious metals is intended to allow the Fund to better manage the market volatility that the current historically low gold price has created.


SUB-PROPOSAL 3B: TO AMEND THE FUND'S CHARTER TO CHANGE THE FUND'S NAME TO REFLECT ITS REVISED INVESTMENT FOCUS, IN THE EVENT THAT SUB-PROPOSAL 3A IS APPROVED.

WHY IS THE BOARD RECOMMENDING THAT THE FUND CHANGE ITS NAME?

The Board is recommending that shareholders approve changing the Fund's name to the "Franklin Gold and Precious Metals Fund." If shareholders approve the change to the Fund's investment criteria as described in Sub-Proposal 3a, under the federal securities laws, the Fund would be required to change its name. A fund's name must be consistent with its investment focus, and may not be either deceptive or misleading. If a fund's name implies that it will invest primarily in a certain type of security, the fund is required to have a policy that, under normal circumstances, at least 65% of the value of its total assets will be invested in that type of security. The Fund's current name implies that the Fund invests primarily in gold-related securities, and in fact, it has been the Fund's policy to invest at least 65% of its assets in gold-related securities. If the Fund changes its investment criteria to expand its ability to invest in securities related to precious metals other than gold equity securities, such as platinum, palladium and silver, the Fund may no longer be investing at least 65% of its assets in gold equity securities, as the name "Franklin Gold Fund" implies. Therefore, the Fund would not be able to continue to use the name "Franklin Gold Fund" since that name would be considered misleading.

Modifying the Fund's investment criteria as described in Sub-Proposal 3a will result in the Fund investing approximately 65% of its assets in the equity securities of companies associated with gold and other precious metals. For this reason the Board has recommended that, if Sub-Proposal 3a is approved, the name of the Fund be changed to the "Franklin Gold and Precious Metals Fund." If Sub-Proposal 3a is not approved by the shareholders, the Fund will not change its name, regardless of whether Sub-Proposal 3b is approved.

WHY IS THE FUND'S CHARTER BEING AMENDED TO CHANGE THE FUND'S NAME?

In order to legally change the Fund's name, shareholders must approve a amendment to the Fund's Articles of Incorporation, as amended and restated (the "Articles"). Presently, Article First of the Fund's Articles states the following: "THE NAME OF THIS CORPORATION IS FRANKLIN GOLD FUND." If approved, Article First of the Fund's Articles would be amended to read as follows: "THE NAME OF THIS CORPORATION IS FRANKLIN GOLD AND PRECIOUS METALS FUND." Approval of the amendment would also have the effect of changing the Fund's name in any other location in the Articles where the name appears. Approval of this amendment, and filing the amendment with the State of California, would legally change the name of the Fund.

If the proposal to reorganize the Fund as a Delaware business trust is approved (see Proposal 7), the name of the new Delaware business trust would be the "Franklin Gold and Precious Metals Fund." Accordingly, no amendment to the Fund's corporate charter would be filed, since the Fund would no longer be a California corporation. However, if the Fund is not reorganized into a Delaware business trust, it would still be required to file the amendment to the Articles to change the Fund's name under California law.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE SUB-PROPOSALS 3A-3B


PROPOSAL 4:     TO CHANGE THE CLASSIFICATION OF THE FUND FROM A DIVERSIFIED TO
                A NON-DIVERSIFIED FUND

WHAT DOES THE FUND'S CURRENT CLASSIFICATION AS "DIVERSIFIED" MEAN?

The Fund is currently classified as "diversified" according to the Investment Company Act of 1940, as amended ("1940 Act"). This classification requires the Fund to have an investment policy prohibiting it, as to 75% of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities or securities of other investment companies), and to not more than 10% of the outstanding voting securities of such issuer. The Fund's current investment limitations are even more restrictive since the Fund is prohibited, as to 100% of its total assets, from investing more than 5% of the value of its total assets in the securities of any one issuer (other than securities issued by the U.S. government, its agencies or instrumentalities). Under the 1940 Act, the remaining 25% of the Fund's total assets may be invested without regard to the 5% and 10% limitations. Consistent with many mutual funds, the Fund, while having claimed diversified status since its inception, also has two fundamental investment restrictions summarizing the diversification requirements of the 1940 Act. These restrictions, which currently appear in the Fund's Statement of Additional Information as restrictions 1 and 2, state that the Fund may not:

1. PURCHASE THE STOCK OR SECURITIES OF ANY ISSUER OTHER THAN THOSE OF THE U.S. OR ITS INSTRUMENTALITIES, IF AT THE TIME OF THE
      INVESTMENT THE EFFECT THEREOF SHALL BE TO CAUSE MORE THAN 5%
      OF THE VALUE OF ITS ASSETS TO BE INVESTED AT SUCH TIME IN THE SECURITIES OF THE ISSUER.

2. AS TO 75% OF ITS TOTAL ASSETS, PURCHASE STOCK OR SECURITIES OF AN ISSUER, OTHER THAN THE U.S. OR ITS INSTRUMENTALITIES, IF THE EFFECT THEREOF SHALL BE TO CAUSE MORE THAN 10% OF THE VOTING SECURITIES OF SUCH ISSUER TO BE HELD BY THE FUND.

The Fund's investment adviser, Franklin Advisers, has recommended changing the Fund's classification from "diversified to "non-diversified." Under the 1940 Act, a change from diversified to non-diversified status requires a shareholder vote. In addition, elimination of a fundamental investment restriction requires such a vote. If Proposal 4 is approved by shareholders, the Fund's diversification status would change, and its current fundamental investment restrictions 1 and 2 regarding diversification would be eliminated.

WHY IS THE BOARD RECOMMENDING A CHANGE TO THE FUND'S CURRENT CLASSIFICATION?

Franklin Advisers has described to the Board that in the gold and precious metals industries, investment opportunities are concentrated in a relatively small number of companies. The diversified nature of the Fund, which requires it to invest in a greater number of companies, is impeding the Fund's ability to fully benefit from the performance of certain securities which comprise a significant percentage of the Fund's investments. Thus, the non-diversified status of the Fund puts it at a competitive disadvantage compared with other funds which have the ability to invest in the securities of fewer companies.

Changing the Fund to non-diversified would help provide the Fund with additional investment flexibility that, in light of the Fund's focus, would be in the best interests of shareholders. Although greater investment flexibility would result from a change to non-diversified status, it should be noted that the Fund intends to continue to operate in compliance with diversification requirements of the Internal Revenue Code of 1986, as amended, ("Code") in order to qualify as a regulated investment company under the Code. These Code provisions require that the Fund limit its investments so that, at the close of each quarter of its taxable year: (i) not more than 25% of its total assets are invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer; and (ii) at least 50% of the value of its total assets is represented by cash and cash items (including receivables), government securities and securities of other regulated investment companies, and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of the issuer.

WHAT ARE THE RISKS OF SUCH A CHANGE TO THE FUND'S DIVERSIFICATION STATUS?

Changing the Fund to non-diversified involves potential risks, including the potential that changes in the value of a single company's securities may have a greater effect on the Fund's performance and share price than if the Fund remained diversified. The gold and precious metals markets are relatively limited and there are fewer companies in which to invest. Therefore, a decrease in the price of a small number of companies could negatively impact the net asset value of the Fund.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 4


                      INTRODUCTION TO PROPOSALS 5 AND 6.

WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS?

The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was formed in 1973, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. The fundamental investment restrictions to which the Fund is presently subject are listed in the Fund's Statement of Additional Information as well as the Fund's By-Laws. Amending or eliminating these restrictions by approving Proposals 5 and 6 will have the effect of amending both the Statement of Additional Information and the Fund's By-Laws.

By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Directors believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

The proposed restrictions satisfy current federal regulatory requirements, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

The Fund's existing investment restrictions, together with the recommended changes to the restrictions, are detailed in Exhibit A, which is entitled, "Fundamental Investment Restrictions Proposed to be Amended or Eliminated." Shareholders are requested to vote on each Sub-Proposal in Proposal 5 separately.

PROPOSAL 5      TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
                INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES
                ON SUB-PROPOSALS 5A - 5E)

SUB-PROPOSAL 5A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). A fund may borrow up to 5% of its total assets for temporary purposes from any person. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

As described in the Fund's current investment restriction 3, the Fund is presently limited to borrowing up to 5% of assets, rather than the 33 1/3% allowed under current law. The proposed restriction would increase this borrowing limit to the legally permissible limit of 33 1/3%. The proposed restriction would also clarify that the Fund may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary purposes; but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The Fund's current restriction also states that the Fund may not borrow in excess of 5% "for direct investment in securities." The 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The SEC recently granted an exemptive order to the Fund, together with other funds in the Franklin Templeton Group of Funds, permitting the Fund to borrow money from affiliated Franklin and Templeton funds. The proposed borrowing restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

SUB-PROPOSAL 5B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

The Fund's current restriction 5 relating to underwriting is combined with a restriction relating to investing in illiquid securities. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the Fund's fundamental investment restriction relating to investing more than 10% in illiquid securities. The restriction on investing in illiquid securities is proposed to be eliminated (see Proposal 6).

WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE
FUND?

The proposed restriction is similar to the current investment restriction 5. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter. Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 5C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions. In addition, the Fund's current fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

The proposed restriction is similar to the Fund's current restriction 4, but would provide the Fund with greater lending flexibility. Although the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies. The Franklin Templeton Group of Funds, including the Fund, recently received an exemptive order from the SEC that permits the Fund to lend cash to other Franklin and Templeton funds. The proposed restriction permits the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

SUB-PROPOSAL 5D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions that govern the Fund's ability to invest in real estate and commodities. The proposed restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

WHAT EFFECT WILL AMENDING THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

The proposed restriction will combine the limitations on investing in both real estate and commodities into one restriction.

REAL ESTATE: The proposed restriction is exactly the same as the real estate limitation contained in the Fund's current restriction 9. Accordingly, the Fund will continue to be prohibited from directly purchasing or selling real estate, but will be permitted to purchase or sell securities of real estate investment trusts.

The Fund's current restriction 9 relating to real estate is combined with a restriction relating to investments in other investment companies. The adoption of this Sub-Proposal would result in the separation of the Fund's real estate restriction from the Fund's fundamental investment restriction relating to investments in other investment companies. This restriction on investing in other investment companies is proposed to be eliminated (see Proposal 6).

COMMODITIES: Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes.

The proposed restriction retains the carve-outs for gold bullion and gold coins that are contained in the Fund's current restriction. In addition, the proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. [PLEASE CONFIRM: Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so.] The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable.

SUB-PROPOSAL 5E: TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

The proposed senior securities restriction is similar to the Fund's current non-fundamental restriction 5. The proposed restriction would permit the Fund to engage in forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

If approved, the proposed restriction would be fundamental. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction and making it fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU APPROVE SUB-PROPOSALS 5A-5E

PROPOSAL 6:     TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S
                FUNDAMENTAL INVESTMENT RESTRICTIONS

WHICH SIX (6) FUNDAMENTAL INVESTMENT RESTRICTIONS ARE THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

Some of the Fund's fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 6, 7, 10, 11 and certain parts of restrictions 5 and 9, among its fundamental investment restrictions. Franklin Advisers has recommended, and the Board has determined, that all of these current fundamental investment restrictions should be eliminated.

The exact wording of these six restrictions, (referred to in this Proposal 6 as the "Restrictions") has been included in Exhibit A, which is entitled, "Current Fundamental Investment Restrictions Proposed to be Amended or Eliminated."

ILLIQUID AND RESTRICTED SECURITIES:

The Fund's current fundamental investment restriction number 5 limits the Fund's ability to invest more than 10% of its assets in illiquid securities, including certain securities with legal or contractual restrictions on resale. This restriction arose out of an SEC staff position which is not required to be fundamental. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its policy relating to investments in illiquid securities is fundamental. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

CONTROL OR MANAGEMENT:

The Fund's current fundamental investment restriction number 6 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.

SECURITIES ON MARGIN AND SHORT SALES:

The Fund's current fundamental investment restriction number 7 limits the Fund's ability to purchase securities on margin or sell securities short. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin and selling securities short, should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to sell securities short, while no longer required to be fundamental, raises senior security issues. Accordingly, the Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 5e). Under the proposed restriction, the Fund would be permitted to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the SEC. The Fund's ability to purchase securities on margin also raises senior security issues and is similarly prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's inability to purchase on margin. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

The Fund's current restriction 9 limits the Fund's ability to invest in the securities of other open-end investment companies, except in connection with a merger, consolidation, acquisition or reorganization. This restriction 9, which is inconsistent with the 1940 Act provisions in this regard, was originally included in the Fund's fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Fund is no longer legally required to retain such a policy as a fundamental restriction.

Upon elimination of this restriction, the Fund would remain subject to the 1940 Act restrictions (or any exemption from such restrictions) on a fund's ability to invest in other open-end funds. The 1940 Act restrictions state that a fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds.

The current restriction permits investments by the Fund in shares of a money market fund, subject to certain conditions. Although eliminating the present restriction would continue to permit the Fund to invest cash held at the end of the day in money market funds, it would not subject the Fund to the limiting conditions on investing in money market funds contained in the current restriction. The Fund, together with the other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") which permits the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies in certain limited circumstances.

Elimination of this restriction should not have an impact on the day to day management of the Fund as the Fund does not intend to begin pursuing its investment objective through the purchase of other open-end investment company securities.

SECURITIES WITH UNLIMITED LIABILITY:

The Fund's current fundamental investment restriction 10 limits the Fund's ability to invest in assessable securities or securities involving unlimited liability on the part of the Fund. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject. Securities that are assessable have potentially unlimited liability and generally are considered to be senior securities. The Fund's policy regarding senior securities is discussed in Sub-Proposal 5e. As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding investments in securities with unlimited liability.

Elimination of this restriction should not have an impact on the day to day management of the Fund as [PLEASE CONFIRM: the Fund has not previously, nor does it currently intend, to invest in securities with unlimited liability.]

MANAGEMENT OWNERSHIP OF SECURITIES:

The Fund's current restriction number 11 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Directors and officers of the Fund, or its investment manager, Franklin Advisers. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions in this area would still apply to the Fund.

WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

The Board has determined that eliminating the Restrictions is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these six areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 6

PROPOSAL 7:     TO APPROVE THE REORGANIZATION OF THE FUND FROM A CALIFORNIA
                CORPORATION TO A DELAWARE BUSINESS TRUST

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

The Directors recommend that you approve a change in the place of organization of the Fund from a California corporation to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Fund, (referred to in this Proposal 7 as the ("CA Corporation") in the form of a newly created Delaware business trust, named "Franklin Gold and Precious Metals Fund" (and referred to in this Proposal 7 as the "DE Trust").

The DE Trust will have the same investment objective, policies and restrictions as the CA Corporation. This means that the DE Trust's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3, 4, 5 and 6 of this proxy statement. The Directors, officers and employees will be the same, and will operate the DE Trust in the same manner as they previously operated the CA Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Trust that is equivalent to your interest in the CA Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as California corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the DE Trust.

A comparison of the Delaware business trust law and the California General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the CA Corporation, are included in Exhibit C, which is entitled, "Comparison and Significant Differences Between California Corporations and Delaware Business Trusts."

The Reorganization also would increase uniformity among the Franklin Templeton Group of Funds, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust will continue the business of the CA Corporation with the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the CA Corporation. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the CA Corporation. As the successor to the CA Corporation's operations, the DE Trust will adopt the CA Corporation's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the CA Corporation. To accomplish the Reorganization, the Plan provides that the CA Corporation will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the CA Corporation, which will then distribute those shares pro rata to you as a shareholder of the CA Corporation. Through this procedure you will receive exactly the same number and dollar amount of shares of the DE Trust as you previously held in the CA Corporation. The net asset value of each share of the DE Trust will be the same as that of the CA Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the CA Corporation that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the CA Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the CA Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the CA Corporation will continue to operate as a corporation under the laws of the State of California.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and Franklin Advisers. The new management agreement will be identical to the current management agreement between Franklin Advisers and the CA Corporation. It is anticipated that there will be no material change to the investment management agreement as a result of the Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the CA Corporation. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the CA Corporation.

As of the effective date of the Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the CA Corporation. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of Directors; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund.

Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the DE Trust. In fact, the DE Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Directors of the CA Corporation who are in office at the time of the Reorganization as Trustees of the DE Trust1; (2) the selection of PricewaterhouseCoopers LLP as independent auditors for the DE Trust; and (3) a new investment management agreement between the DE Trust and Franklin Advisers, which is substantially identical to the investment management agreement currently in place for the CA Corporation.

Prior to the Reorganization, the officers will cause the CA Corporation, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?


----------------
1   The Directors of a Delaware business trust are referred to as Trustees.

The DE Trust was created on November 16, 1999 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. The shares of the DE Trust will be allocated into three classes to correspond to the current three classes of shares of the CA Corporation.

As of the effective date of the Reorganization, shares of the respective classes of the CA Corporation and the DE Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the CA Corporation will have equal voting and liquidation rights and have one vote per share. The DE Trust also will have the same fiscal year as the CA Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the CA Corporation and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the CA Corporation, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the CA Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the CA Corporation, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the CA Corporation for the shares of the DE Trust, the transfer of such shares to the holders of shares of the CA Corporation and the liquidation and dissolution of the CA Corporation pursuant to the Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the CA Corporation, the DE Trust, or shareholders of either the CA Corporation or the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell CA Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the CA Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware trust, with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements that are substantially identical to those of the CA Corporation.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 7

PROPOSAL 8:     TO AMEND THE FUND'S CHARTER TO INCREASE THE FUND'S AUTHORIZED
                CAPITAL, IN THE EVENT THAT PROPOSAL 7 IS NOT APPROVED

WHY DOES THE FUND NEED TO INCREASE ITS AUTHORIZED CAPITAL?

Under its Articles, the Fund has an authorized capital of one hundred million shares, which means that the Fund may currently issue (sell) one hundred million shares of its stock. As the Fund has grown over the years, it has sold much of its authorized capital. In order for the Fund to continue selling its shares, shareholders must approve an increase in the number of shares that the Fund has authority to sell.

Management has recommended, and the Board has agreed, that the Fund's authorized capital should be increased by fifty (50) million shares, from the current one hundred (100) million authorized shares, to a total of one hundred fifty (150) million authorized shares.

Increasing the authorized capital of the Fund will enable the Fund to sell more shares, which in turn is expected to help the Fund increase its asset size. An increase in asset size will provide additional benefits to both the Fund and to your investment in the Fund. As the Fund's assets grow, it may be in a position to use these additional funds to place larger buy and sell orders. In so doing, the Fund may be able to take advantage of certain investment opportunities, and achieve economies of scale, that may be unavailable to smaller orders.

WHY IS THE FUND'S CHARTER BEING AMENDED TO INCREASE THE FUND'S AUTHORIZED
CAPITAL?

Since the number of shares that the Fund has authority to sell is contained in the Fund's Articles, under state law an amendment to the Articles is necessary to increase that number. Currently, the first sentence of Article Fifth of the Fund's Articles states:

           "THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE
           CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS ONE HUNDRED MILLION (100,000,000) SHARES OF CAPITAL STOCK, $0.10 PAR VALUE PER SHARE."

If approved, the first sentence of Article Fifth of the Fund's Articles would be amended to read as follows:

           "THE TOTAL NUMBER OF SHARES OF CAPITAL STOCK WHICH THE
           CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS ONE HUNDRED FIFTY MILLION (150,000,000) SHARES OF CAPITAL STOCK, $0.10 PAR VALUE PER SHARE."

Approving this amendment, and filing this amendment with the State of California, would legally increase the number of shares the Fund is authorized to sell.

WHAT EFFECT WOULD APPROVAL OF PROPOSAL 7 HAVE ON THIS PROPOSAL TO AMEND THE CHARTER TO INCREASE THE FUND'S AUTHORIZED CAPITAL?

If the proposal to reorganize the Fund into a Delaware business trust (as described above in Proposal 7) is approved, an amendment to the corporate charter under California law would no longer be necessary. The new Delaware business trust would be authorized to issue an unlimited number of shares, and would not need to undergo the time and expense of a shareholder vote each time the number of authorized shares approached the number of Fund shares actually outstanding. However, in the event that Proposal 7 is not approved, the Fund would be required to continue to seek shareholder approval, and amend its charter, each time the Fund needs to increase its total number of authorized shares.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                           THAT YOU APPROVE PROPOSAL 8


PROPOSAL 9:     OTHER BUSINESS

The Directors do not intend to bring any matters before the Meeting other than Proposals 1 through 9 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.



o  INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. Franklin Advisers, Inc. ("Franklin Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Franklin Advisers is wholly owned by Resources.

   THE FUND ADMINISTRATOR. Under an agreement with Franklin Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Franklin Advisers and the Fund's principal underwriter.

   THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

   THE CUSTODIAN. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended July 31, 1999 is available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

   PRINCIPAL SHAREHOLDERS.  As of January 24, 2000, the Fund had
   ______________ shares outstanding and total net assets of $____________. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.

   As of January 24, 2000, the principal shareholders of the fund, beneficial or of record, were:

   NAME AND ADDRESS                       SHARE
                                          CLASS      PERCENTAGE
                                                         (%)
---------------------------------------------------------------
   Franklin Templeton Trust             Class B
   Company CUST for the Rollover
   IRA of
   Steven W. Allen
   2624 Quail Valley
   Irving, TX 75060

   Salomon Smith Barney Inc.            Advisor
   FBO Philip A. Scatena                 Class
   Rollover IRA
   Mutual Funds
   388 Greenwich St., 16th Floor
   New York, NY 10013-2396

   Franklin Templeton Trust             Advisor
   Company TTEE for ValuSelect           Class
   Franklin Resources, Inc. Profit
   Sharing Plan1
   P.O. Box 2438
   Rancho Cordova, CA  95741-2438

   Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and directors of the fund, serve on the Administrative Committee of the Franklin Templeton Profit Sharing 401(k) Plan which owns shares of the fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr., disclaim beneficial ownership of any share of the fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

   As of December 31, 1999, the officers and board members, as a group, owned of record and beneficially 1.06% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes.

o  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $59,196 and $75,784. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of Franklin Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   In addition to solicitations by mail, some of the Executive Officers and employees of the Fund, Franklin Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM.   A majority of the Fund's shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Directors, requires that the nine Nominees receiving the greatest number of votes cast at the Meeting will be elected. In the election of Directors each shareholder entitled to vote may, under California law, cumulate his or her votes and give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of votes to which his or her shares are entitled or distribute his or her votes in the same way among as many candidates as he or she thinks fit. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Sub-Proposal 3a, modification of the Fund's current investment policy to include other precious metals requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy (referred to as a "1940 Act vote"). Sub-Proposal 3b, amending the Fund's charter to change the Fund's name requires the affirmative vote of a majority of the Fund's outstanding shares. Proposal 4, changing the Fund's classification from diversified to non-diversified; Sub-Proposals 5a-5e, amendments to fundamental investment restrictions; and Proposal 6, elimination of fundamental investment restrictions; all require a 1940 Act vote (see Sub-Proposal 3a). Proposal 7, the reorganization of the Fund from a California corporation to a Delaware business trust; Proposal 8, amending the Fund's charter to increase the Fund's authorized capital; and Proposal 9, the transaction of any other business, all require the affirmative vote of a majority of the Fund's outstanding shares. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                               By order of the Board of Directors,



                               -----------------------------
                               Deborah R. Gatzek
                               SECRETARY

Dated: February 1, 2000
San Mateo, California





EXHIBIT A
                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                           TO BE AMENDED OR ELIMINATED

-------------------------------------------------------------------------------
                                                                  PROPOSED
                                    CURRENT FUNDAMENTAL          FUNDAMENTAL
                                        RESTRICTION              RESTRICTION
  PROPOSAL OR
 SUB-PROPOSAL    RESTRICTION         THE FUND MAY NOT:       THE FUND MAY NOT:
-------------------------------------------------------------------------------
4              Diversification     The Fund may not:             Proposed to be
                                                                 Eliminated.

                               1. Purchase the stock or
                                  securities of any issuer
                                  other than those of the
                                  U.S. or its
                                  instrumentalities, if at
                                  the time of the
                                  investment the effect
                                  thereof shall be to
                                  cause more than 5% of
                                  the value of its assets
                                  to be invested at such
                                  time in the securities
                                  of such issuer.
------------------------------------------------------------------------------
4              Diversification 2. As to 75% of its total    Proposed to be
                                  assets, purchase stock        Eliminated.
                                  or securities of an
                                  issuer, other than the
                                  U.S. or its
                                  instrumentalities, if
                                  the effect thereof shall
                                  be to cause more than
                                  10% of the voting
                                  securities of such
                                  issuer to be held by the
                                  fund.
------------------------------------------------------------------------------
5a              Borrowing      3. Borrow money in an        Borrow money,
                                  amount in excess of 5%    except that the
                                  of the value of its       fund may borrow
                                  total assets, and then    money from banks
                                  only from banks for       or affiliated
                                  temporary or emergency    investment
                                  purposes, and not for     companies to the
                                  direct investment in      extent permitted
                                  securities.               by the 1940 Act,
                                                            or any
                                                            exemptions
                                                            therefrom which
                                                            may be granted
                                                            by the SEC, or
                                                            for temporary or
                                                            emergency
                                                            purposes and
                                                            then in an
                                                            amount not
                                                            exceeding 33
                                                            1/3% of the
                                                            value of the
                                                            fund's total
                                                            assets
                                                            (including the
                                                            amount borrowed).
------------------------------------------------------------------------------
5b              Underwriting   5. Underwrite the            Act as an
                                  securities of other       underwriter
                                  issuers or invest more    except to the
                                  than 10% of its assets    extent the fund
                                  in illiquid securities,   may be deemed to
                                  including certain         be an
                                  securities with legal or  underwriter when
                                  contractual restrictions  disposing of
                                  on resale.                securities it
                                                            owns or when
                                                            selling its own
                                                            shares.
------------------------------------------------------------------------------
5c              Lending        4. Lend its assets, except    Make loans to
                                  through the purchase or   other persons
                                  acquisition of bonds,     except (a)
                                  debentures, or other      through the
                                  debt securities of a      lending of its
                                  type customarily          portfolio
                                  purchased by              securities, (b)
                                  institutional investors,  through the
                                  or through loans of its   purchase of debt
                                  portfolio securities, or  securities, loan
                                  to the extent the entry   participations
                                  into a repurchase         and/or engaging
                                  agreement may be deemed   in direct
                                  a loan.                   corporate loans
                                                            in accordance
                                                            with its
                                                            investment
                                                            objectives and
                                                            policies, and
                                                            (c) to the
                                                            extent the entry
                                                            into a
                                                            repurchase
                                                            agreement is
                                                            deemed to be a
                                                            loan. The fund
                                                            may also make
                                                            loans to
                                                            affiliated
                                                            investment
                                                            companies to the
                                                            extent permitted
                                                            by the 1940 Act
                                                            or any
                                                            exemptions
                                                            therefrom which
                                                            may be granted
                                                            by the SEC.
------------------------------------------------------------------------------
5d              Commodities    8. Invest in commodities or  Purchase or sell
                                  commodity contracts,      real estate and
                                  except that it may        commodities,
                                  invest in gold bullion    except that the
                                  and foreign currency in   fund may
                                  the form of gold coins.   purchase or sell
                                                            securities of
                                                            real estate
                                                            investment
                                                            trusts, may
                                                            purchase or sell
                                                            currencies, may
                                                            enter into
                                                            futures
                                                            contracts on
                                                            securities,
                                                            currencies, and
                                                            other indices or
                                                            any other
                                                            financial
                                                            instruments, and
                                                            may purchase and
                                                            sell options on
                                                            such futures
                                                            contracts, and
                                                            may also invest
                                                            in gold bullion
                                                            and foreign
                                                            currency in the
                                                            form of gold
                                                            coins.
------------------------------------------------------------------------------
5d              Real Estate    9. Invest directly in real    Purchase or
                                  estate (although it may   sell real estate
                                  invest in real estate     and commodities,
                                  investment trusts). . .   except that the
                                                            fund may
                                                            purchase or sell
                                                            securities of
                                                            real estate
                                                            investment
                                                            trusts, may
                                                            purchase or sell
                                                            currencies, may
                                                            enter into
                                                            futures
                                                            contracts on
                                                            securities,
                                                            currencies, and
                                                            other indices or
                                                            any other
                                                            financial
                                                            instruments, and
                                                            may purchase and
                                                            sell options on
                                                            such futures
                                                            contracts, and
                                                            may also invest
                                                            in gold bullion
                                                            and foreign
                                                            currency in the
                                                            form of gold
                                                            coins.
------------------------------------------------------------------------------
5e              Senior            Issue senior securities,   Issue
                Securities        as defined in the         securities
                                  Investment Company Act    senior to the
                                  of 1940, except that      fund's presently
                                  this restriction shall    authorized
                                  not be deemed to          shares of
                                  prohibit the fund from    beneficial
                                  (a) making any permitted  interest.
                                  borrowings, mortgages or  Except that this
                                  pledges, or (b) entering  restriction
                                  into repurchase           shall not be
                                  transactions.             deemed to
                                                             prohibit the
                                                             fund from (a)
                               Note:  This policy is         making any
                                   presently a               permitted
                                   non-fundamental policy.   borrowings,
                                   If shareholders approve   loans, mortgages
                                   Sub-Proposal 6e, this     or pledges, (b)
                                   policy will be a          entering into
                                   fundamental policy.       options, futures
                                                             contracts,
                                                             forward
                                                             contracts,
                                                             repurchase
                                                             transactions, or
                                                             reverse
                                                             repurchase
                                                             transactions, or
                                                             (c) making short
                                                             sales of
                                                             securities to
                                                             the extent
                                                             permitted by the
                                                             1940 Act and any
                                                             rule or order
                                                             thereunder, or
                                                             SEC staff
                                                             interpretations
                                                             thereof.
-------------------------------------------------------------------------------
6               Illiquid       5. Underwrite the            Proposed to be
                Securities        securities of other       Eliminated.
                                  issuers or invest more
                                  than 10% of its assets
                                  in illiquid securities,
                                  including certain
                                  securities with legal or
                                  contractual restrictions
                                  on resale.
------------------------------------------------------------------------------
6               Control or     6. Invest in securities for  Proposed to be
                Management        the purpose of            Eliminated.
                                  exercising management
                                  or control of the
                                  issuer.
------------------------------------------------------------------------------
6                 Margin       7. Maintain a margin         Proposed to be
                 Account;         account with a            Eliminated.
                Short Sales       securities dealer or
                                  effect short sales.
------------------------------------------------------------------------------
6               Investment     9. Invest. . .in the         Proposed to be
                in Other          securities of other       Eliminated.
                Investment        open-end investment
                Companies         companies, except that
                                  securities of another
                                  open-end investment
                                  company may be acquired
                                  pursuant to a plan of
                                  reorganization, merger,
                                  consolidation, or
                                  acquisition, and except
                                  to the extent the fund
                                  invests its uninvested
                                  daily cash balances in
                                  shares of Franklin Money
                                  Fund and other money
                                  market funds in the
                                  Franklin Group of Funds,
                                  provided (i) its
                                  purchases and
                                  redemptions of such
                                  money market fund shares
                                  may not be subject to
                                  any purchase or
                                  redemption fees, (iii)
                                  its investments may not
                                  be subject to
                                  duplication of
                                  management fees, nor to
                                  any charge related to
                                  the expenses of
                                  distributing the fund's
                                  shares (as determined
                                  under Rule 12b-1, as
                                  amended under the
                                  federal securities
                                  laws), and (iii)
                                  provided aggregate
                                  investments by the fund
                                  in any such money market
                                  fund do not exceed (A)
                                  the greater of (i) 5% of
                                  the fund's total net
                                  assets or (ii) $2.5
                                  million, or (B) more
                                  than 3% of the
                                  outstanding shares of
                                  any such money market
                                  fund.
------------------------------------------------------------------------------
6               Securities    10. Invest in assessable      Proposed to be
                with              securities or securities  Eliminated.
                Unlimited         involving unlimited
                Liability         liability on the part of
                                  the fund.
------------------------------------------------------------------------------
6               Management    11. Purchase or retain in     Proposed to be
                Ownership of      its portfolio any         Eliminated.
                Securities        security if any officer,
                                  director, or security
                                  holder of the issuer is
                                  at the same time an
                                  officer, director, or
                                  employee of the fund or
                                  of the fund's manager
                                  and this person owns
                                  beneficially more than 1/2
                                  of 1% of the securities
                                  and if all persons
                                  owning more than 1/2 of 1%
                                  own more than 5% of the
                                  outstanding securities
                                  of the issuer.
-------------------------------------------------------------------------------



                                   EXHIBIT B


                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

           This Agreement and Plan of Reorganization (the "Agreement") is made this __ day of ______________, 2000 by and between Franklin Gold Fund, a corporation created under the laws of the State of California (the "Fund"), and Franklin Gold and Precious Metals Fund, a business trust created under the laws of the State of Delaware (the "Trust").

           In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

      1.   PLAN OF REORGANIZATION.

           (a)  Upon  satisfaction  of the  conditions  precedent  described in
           Section 3 hereof, the Fund will convey, transfer and deliver to the Trust, at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets. In consideration thereof, the Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Fund's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, and taxes assessed by the State of California, if any, the obligations and liabilities allocated to the Fund to become the obligations and liabilities of the Trust, and (ii) to deliver to the Fund full and fractional shares of each class of the Trust equal in number to the number of full and fractional shares outstanding of each class of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

           (b) The Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the Trust such shareholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the Trust shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the Trust. Each shareholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the Trust. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

           (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under California law to terminate the Fund.


      2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall commence at ________ Pacific time on April 9, 2000 or on such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Fund and the Trust at 777 Mariners Island Boulevard, San Mateo, CA 94404.

      3.   CONDITIONS  PRECEDENT.  The obligations of the Fund and the Trust to
      effectuate  the   Reorganization   hereunder  shall  be  subject  to  the
      satisfaction of each of the following conditions:

           (a)  Such  authority  and  orders  from  the  U.S.   Securities  and
           Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

           (b)  One  or   more   post-effective   amendments   to  the   Fund's
           Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined under the supervision of the Directors of the Fund to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Fund's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

           (c) Confirmation shall have been received from the Commission or the Staff thereof that the Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

           (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or shareholders of the Fund or the Trust;

           (e) The Fund shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Trust and constitutes a legal, valid and binding agreement of the Trust in accordance with its terms; (ii) the shares of the Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust; and (iii) the Trust is duly organized and validly existing under the laws of the State of Delaware;

           (f) The Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Fund and constitutes a legal, valid and binding agreement of the Fund in accordance with its terms; and (ii) the Fund is duly organized, validly existing and in good standing under the laws of the State of California.

           (g) The shares of the Trust shall have been duly registered, qualified or otherwise authorized for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

           (h) This Agreement and the reorganization contemplated hereby shall have been adopted by an affirmative vote of at least a majority the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) at a meeting of shareholders of such fund;

           (i) The Trustees shall have taken the following action at a meeting duly called for such purposes:

                (1)  Approval of the Trust's Custodian Agreement;

                (2) Selection of PricewaterhouseCoopers LLP as the Trust's independent public accountants for the fiscal year ending July 31, 2000;

                (3) Approval of the investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.;

                (4) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of each class of the Trust, to the Fund in consideration for the payment of the current public offering price of each corresponding class of the Trust, for the purpose of enabling the Fund to vote on matters referred to in paragraph (j) of this Section 3;

                (5)  Approval of the  submission of the matters  referred to in
                paragraph   (j)  of  this   Section  3  to  the  Fund  as  sole
                shareholder of the Trust; and

                (6) Authorization of the issuance by the Trust of shares of the Trust on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

           (j) The shareholders of the Fund shall have voted to approve the Reorganization and, in connection with that vote, been informed that such a vote would have the effect of directing the Fund to vote, as sole shareholder of each class of the Trust, to:

                (1)  Elect  as  Trustees  of the  Trust  (the  "Trustees")  the
                following individuals: Messrs. Abbott, Ashton, Burns, Fortunato, Johnson, Johnson, Jr., LaHaye, Macklin and Wiskemann;

                (2)  Select   PricewaterhouseCoopers  LLP  as  the  independent
                public accountants for the Trust for the fiscal year ending July 31, 2000, and

                (3) Approve a new investment management agreement between the Trust and Franklin Advisers, Inc., which is substantially identical to the current investment management agreement between the Fund and Franklin Advisers, Inc.; and

                the Fund shall have voted to approve each such item.

           At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of the Directors, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund.

      4. TERMINATION. The Board of Directors of the Fund may terminate this Agreement and abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Directors, the facts and circumstances make proceeding with the Agreement inadvisable.

      5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

      6. FURTHER ASSURANCES. The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

           IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its ____________ and attested by its ____________, all as of the day and year first-above written.

Attest:                             Franklin Gold and Precious Metals Fund
                                    (a Delaware business trust)



By: __________________________      By: __________________________




Attest:                             Franklin Gold Fund
                                    (a California Corporation)



By: _______________________         By: __________________________




                                    EXHIBIT C

                 COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
              DELAWARE BUSINESS TRUSTS AND CALIFORNIA CORPORATIONS


                   DELAWARE BUSINESS TRUST       CALIFORNIA CORPORATION
                   -----------------------       ----------------------

GOVERNING         A Delaware Business Trust (a   A California corporation
DOCUMENTS         "DBT") is created by a         (a "corporation") is
                  governing instrument (which    created by filing articles
                  may consist of one or more     of incorporation with the
                  instruments, including an      Secretary of State of
                  agreement and declaration of   California.  The law
                  trust and By-Laws) and a       governing corporations is
                  Certificate of Trust, which    referred to in this chart
                  must be filed with the         as the "California Act."
                  Delaware Secretary of State.
                  The law governing DBTs is
                  referred to in this chart as
                  the "Delaware Act."

                  A DBT is an unincorporated     A corporation is
                  association organized under    incorporated under the
                  the Delaware Act which         California Act.  A
                  operates similar to a typical  corporation's operations
                  corporation.  A DBT's          are governed by its
                  operations are governed by a   articles of incorporation
                  trust instrument and By-Laws   and By-Laws and its
                  and its business and affairs   business and affairs are
                  are managed by or under the    managed by or under the
                  direction of a Board of        direction of a Board of
                  Trustees.                      Directors.

                  A DBT organized as an          A corporation organized as
                  open-end investment company    an open-end investment
                  is subject to the Investment   company is subject to the
                  Company Act of 1940, as        1940 Act.  Shareholders
                  amended (the "1940 Act").      own shares of  "common
                  Shareholders own shares of     stock."
                  "beneficial interest" as
                  compared to the shares of
                  "common stock" issued by
                  corporations.

MULTIPLE SERIES   Under the Delaware Act, a      The California Act
AND CLASSES       declaration of trust may       authorizes a corporation
                  provide for classes, groups    to issue one or more
                  or series of shares, or        classes or series of
                  classes, groups or series of   common stock.  A
                  shareholders, having such      corporation issuing
                  relative rights, powers and    multiple series or classes
                  duties as the declaration of   must describe in its
                  trust may provide.  The        articles of incorporation
                  series and classes of a DBT    the number of shares
                  may be described in the        allocated to each series
                  declaration of trust or in     and/or class, and set
                  resolutions adopted by the     forth the designation of
                  Board of Trustees.  Neither    each series and/or class
                  state filings nor shareholder  (or provide that the Board
                  approval is required to        may determine or alter the
                  create series or classes.      designation of each class
                  The Directors of Franklin      and the rights,
                  Gold Fund ("the CA             preferences, privileges
                  Corporation") have proposed    and restrictions granted
                  to reorganize the CA           to or imposed upon each
                  Corporation from a             series or class).  As a
                  corporation into a Delaware    result, a corporation is
                  business trust (the "DE        required to obtain
                  Trust").  The DE Trust's       shareholder approval to
                  Declaration of Trust permits   increase the number of
                  the creation of multiple       shares the corporation is
                  series and classes and         authorized to issue, and
                  establishes the provisions     to file with the state an
                  relating to shares.            amendment to the articles
                                                 of incorporation
                                                 reflecting that increase.

                  The Delaware Act explicitly    The California Act does
                  provides for a reciprocal      not contain statutory
                  limitation of interseries      provisions addressing
                  liability.  Generally, the     interseries liability in
                  debts, liabilities,            the context of a multiple
                  obligations and expenses       series investment
                  incurred, contracted for or    company.  The California
                  otherwise existing with        Act does, however, provide
                  respect to a particular        that a corporation which
                  series of a multiple series    is authorized to issue
                  investment company registered  more than one series or
                  under the 1940 Act are         class of shares shall set
                  enforceable only against the   forth any preferences and
                  assets of such series, and     restrictions relating to
                  not against the assets of the  each such series or class
                  DBT, or any other series,      in its articles of
                  provided that the DBT          incorporation.  Therefore,
                  separately maintains the       a corporation could
                  records and assets of the      incorporate a provision
                  series and makes certain       limiting interseries
                  disclosures in its governing   liability in its articles
                  instruments.                   of incorporation.
                                                 Notwithstanding, it
                                                 remains uncertain whether
                                                 such a provision can
                                                 validly limit interseries
                                                 liability.

                  The Declaration of Trust for   The CA Corporation does
                  the DE Trust specifically      not address interseries
                  limits interseries             liability in its Articles
                  liability.  However, a court   of Incorporation or
                  applying federal securities    By-Laws.
                  law may not respect
                  provisions that serve to
                  limit the liability of one
                  series of an investment
                  company's shares for the
                  liabilities of another
                  series.  Accordingly,
                  provisions relating to series
                  liability contained in the
                  Declaration of Trust may be
                  preempted by the way in which
                  the courts interpret the 1940
                  Act.

SHAREHOLDER       The Declaration of Trust for   Each outstanding share of
VOTING            the DE Trust provides that     a corporation is generally
RIGHTS            shareholders of record of      entitled to one vote on
AND PROXY         each share are entitled to     each matter submitted to a
REQUIREMENTS      one vote for each full share,  vote of shareholders (the
                  and a fractional vote for      California Act makes no
                  each fractional share.  In     mention of fractional
                  addition, shareholders are     shares).  Shareholders are
                  not entitled to cumulative     entitled to cumulative
                  voting for electing a          voting when electing
                  Trustee(s).  The DE Trust's    Directors.  The California
                  Declaration of Trust further   Act permits separate
                  provides that voting will      voting by series or
                  occur separately by series,    class.  The CA
                  and if applicable, by class,   Corporation's By-Laws
                  subject to: (i) the            provide that voting shall
                  requirements of the 1940 Act   occur separately by class
                  where shares of the DE Trust   when (i) required by the
                  must be voted in the           California Act or the 1940
                  aggregate without reference    Act or (ii) the matter
                  to series or class, and (ii)   only affects a particular
                  where the matter affects only  class.
                  a particular series or class.

                  The By-Laws for the DE Trust   Similar to the By-Laws for
                  permit the DE Trust to accept  the DE Trust, the
                  proxies by any electronic,     California Act permits a
                  telephonic, computerized       corporation to accept
                  telecommunications or other    written proxies as well as
                  reasonable alternative to the  proxies submitted by
                  execution of a written         electronic or telephonic
                  instrument authorizing the     means.  The CA
                  proxy to act, provided such    Corporation's By-Laws
                  authorization is received      provide that all proxies
                  within eleven (11) months      shall be in writing and
                  before the meeting.            signed by the shareholder
                                                 or his duly authorized
                                                 attorney.  The By-Laws
                                                 further provide that
                                                 proxies shall be effective
                                                 for eleven (11) months,
                                                 unless the proxy provides
                                                 for a longer effective
                                                 period.

SHAREHOLDERS'     The Delaware Act permits       The California Act
MEETINGS          special shareholder meetings   requires corporations
                  to be called for any           operating as registered
                  purpose.  However, the         investment companies to
                  governing instrument           hold shareholder meetings
                  determines shareholders'       when required to do so
                  rights to call meetings.  The  under the 1940 Act.  The
                  Declaration of Trust for the   California Act also
                  DE Trust provides that the     provides that special
                  Board of Trustees shall call   shareholder meetings may
                  shareholder meetings for the   be called by the Board,
                  purpose of: (i) electing       the Chairman of the Board,
                  Trustees, (ii) for such other  the President of the
                  purposes as may be prescribed  corporation, the holders
                  by law, the Declaration of     of at least 10% of the
                  Trust or the By-Laws, and      outstanding voting shares,
                  (iii) taking action upon any   or other persons given the
                  other matter deemed by the     privilege to call such
                  Trustees to be necessary or    meetings, pursuant to the
                  desirable.  The By-Laws        articles of incorporation
                  further provide that a         or By-Laws.  The CA
                  special meeting may be called  Corporation's By-Laws
                  at any time by the Board of    provide that shareholder
                  Trustees, by the Chairperson   meetings shall be called
                  of the Board, or by the        by the Board of Directors
                  President or any Vice          to elect Directors and for
                  President or the Secretary     such other business that
                  and any two (2) Trustees.  An  may properly arise. In
                  annual shareholders' meeting   addition, the By-Laws
                  is not required by either the  provide that special
                  Delaware Act, or the DE        meetings may be called by
                  Trust's Declaration of Trust,  the President or any three
                  or the By-Laws.                of the Directors, or by
                                                 the holders of twenty
                                                 percent (20%) of the
                                                 shares entitled to vote at
                                                 the meeting.  The CA
                                                 Corporation is not
                                                 required to hold annual
                                                 meetings under either the
                                                 California Act, or its
                                                 Articles of Incorporation
                                                 or By-Laws.

QUORUM            Except when a larger quorum    The CA Corporation's
REQUIREMENT       is required by law, the        By-Laws generally mirror
                  By-Laws, or the Declaration    the California Act,
                  of Trust, the DE Trust's       providing that a majority
                  Declaration of Trust provides  of the shares entitled to
                  that forty percent (40%) of    vote shall constitute a
                  the shares entitled to vote    quorum at a shareholders
                  shall constitute a quorum at   meeting.
                  a shareholder's meeting.

ACTION WITHOUT    Delaware law permits the       The California Act
SHAREHOLDERS'     governing instrument to set    provides that unless the
MEETING           forth the procedure whereby    articles of incorporation
                  action required to be          provide otherwise, any
                  approved by shareholders at a  action which may be taken
                  meeting may be done by         at any annual or special
                  consent.  The DE Trust's       meeting of shareholders
                  Declaration of Trust provides  may be taken without a
                  that any action taken by       meeting and without prior
                  shareholders may be taken      notice, if shareholders
                  without a meeting if           having not less than the
                  shareholders holding a         minimum number of votes
                  majority of the shares         that would be necessary to
                  entitled to vote on the        take such action at a
                  matter (or such larger         meeting at which all
                  proportion as shall be         shares entitled to vote
                  required by any express        thereon were present and
                  provision of the Declaration   voted, consent to the
                  of Trust or By-Laws) and       action in writing.  Both
                  holding a majority (or such    the CA Corporation's
                  larger proportion as           Articles of Incorporation
                  aforesaid) of the shares of    and By-Laws are silent
                  any series (or class)          with regard to shareholder
                  entitled to vote separately    action by written consent.
                  on the matter consent to the
                  action in writing.

AMENDMENTS TO     The Delaware Act provides      When amending its articles
GOVERNING         broad flexibility with         of incorporation, a
DOCUMENTS         respect to amending to the     corporation is generally
                  governing documents of a DBT.  required to obtain the
                                                 approval of the Board of
                                                 Directors and the
                                                 shareholders, and to file
                                                 a certificate of amendment
                                                 with the state.

                  The DE Trust's Declaration of  The CA Corporation's
                  Trust provides that the        Articles of Incorporation
                  Declaration of Trust may be    do not contain any
                  restated and/or amended at     provisions regarding the
                  any time by an instrument in   amendment of the Articles
                  writing signed by a majority   of Incorporation.
                  of the then Trustees, and if
                  required, by approval of such
                  amendment by shareholders in
                  accordance with the quorum
                  and required voting
                  requirements as set forth in
                  the Declaration of Trust.

                  The By-Laws of the DE Trust    Most provisions of the
                  may be amended or repealed by  By-Laws may be amended or
                  the affirmative vote or        repealed by a majority of
                  written consent of a majority  the outstanding shares
                  of the outstanding shares      entitled to vote, or by
                  entitled to vote, or by the    the Board of Directors,
                  Board of Trustees subject to   subject to the rights of
                  the rights of the              the shareholders.  Certain
                  shareholders.                  provisions may be amended
                                                 only by shareholders.

MATTERS REQUIRING The Delaware Act affords       Under the California Act,
SHAREHOLDER       Trustees the ability to        shareholders have the
APPROVAL          easily adapt a DBT to future   ability to vote on the
                  contingencies.  For example,   following matters: (i) the
                  Trustees have the authority    election and removal of
                  to incorporate a DBT, to       Directors; (ii) certain
                  merge or consolidate with      amendments to the articles
                  another entity, to cause       of incorporation and
                  multiple series of a DBT to    By-Laws; and (iii) with
                  become separate trusts, to     regard to a merger,
                  change the domicile, or to     reorganization, or
                  liquidate a DBT, all without   transfer or sale of all or
                  having to obtain a             substantially all of the
                  shareholder vote.              corporation's assets other
                                                 than in the ordinary
                                                 course of business.

                  The Declaration of Trust for   The By-Laws broadly
                  the DE Trust, consistent with  provide that shareholders
                  the Delaware Act, affords      shall have the right to
                  shareholders the power to      vote at any meeting of
                  vote on the following          shareholders or at any
                  matters: (i) the election or   election of the CA
                  removal of Trustees; (ii)  as  Corporation.
                  required by the Declaration
                  of Trust, the By-Laws, the     The CA Corporation's
                  1940 Act or the DE Trust's     By-Laws provide that when
                  registration statement; and    a quorum is present, a
                  (iii) other matters deemed by  majority of the shares
                  the Board of Trustees to be    voted shall be sufficient
                  necessary or desirable.        to elect Directors and
                                                 take any action, unless a

                  The Declaration of Trust also  larger vote is required by
                  provides that when a quorum    the Articles of
                  is present, a majority of the  Incorporation, the By-Laws
                  votes cast shall decide any    or by applicable law.  In
                  issues and a plurality shall   the event that
                  elect a Trustee, unless a      shareholders vote
                  larger vote is required by     cumulatively for
                  the Declaration of Trust, the Directors, the available By-Laws or by applicable law. Director slots shall be filled by those candidates
                                                 receiving the highest
                                                 number of affirmative
                                                 votes of the shares
                                                 entitled to be voted.

RECORD            The Delaware Act permits a     The California Act
DATE/NOTICE       governing instrument to        provides that a
                  provide for the establishment  corporation may set a
                  of record dates for            record date which is not
                  determining voting rights.     more than sixty (60) nor
                                                 less than ten (10) days
                                                 before a meeting.

                  The Declaration of Trust for   The CA Corporation's
                  the DE Trust provides that     By-Laws permit the
                  the Board of Trustees may fix  Directors to set a record
                  in advance a record date       date which shall not be
                  which shall not be more than   more than fifty (50) days
                  ninety (90) days, nor less     before the date of any
                  than seven (7) days, before    shareholder meeting.
                  the date of any such meeting.

                  The By-Laws for the DE Trust   The By-Laws for the CA
                  provide that all notices of    Corporation provide that
                  shareholder meetings shall be  all notices of shareholder
                  sent or otherwise given to     meetings shall be sent to
                  shareholders not less than     shareholders not less than
                  seven (7) days nor more than   ten (10) days before the
                  seventy-five (75) days before  date of the meeting.
                  the date of the meeting.

REMOVAL OF        The Delaware Act is silent     Under the California Act,
TRUSTEES/         with respect to the removal    a Director may be removed
DIRECTORS         of Trustees.  However, the DE  with or without cause by
                  Trust's Declaration of Trust   the affirmative vote of a
                  states that the Board of       majority of the
                  Trustees, by action of a       outstanding shares
                  majority of the then Trustees  entitled to vote.
                  at a duly constituted          However, no Director may
                  meeting, may fill vacancies    be removed (unless the
                  in the Board of Trustees or    entire Board of Directors
                  remove Trustees with or        is removed) when the votes
                  without cause.                 cast against removal would
                                                 be sufficient to elect the
                                                 Director if voted
                                                 cumulatively at an
                                                 election.

SHAREHOLDER       The Delaware Act sets forth    Like the Delaware Act, the
RIGHTS            the rights of shareholders to  California Act permits
OF INSPECTION     gain access to and receive     shareholders to make
                  copies of certain DBT Trust    reasonable demands to gain
                  documents and records.  This   access to and receive
                  right is qualified by the      copies of certain
                  extent otherwise provided in   corporate documents and
                  the governing instrument of    records.  Specifically, a
                  the DBT as well as a           shareholder may, upon
                  reasonable demand standard     written demand and for a
                  related to the shareholder's   purpose reasonably related
                  interest as an owner of the    to such shareholder's
                  DBT.                           interest as a shareholder,
                                                 inspect and copy the
                                                 accounting books and
                                                 records, minutes of
                                                 shareholder and board
                                                 meetings, and the record
                                                 of shareholders' names and
                                                 addresses at any time
                                                 during normal business
                                                 hours.

                  Consistent with Delaware law,  Neither the Articles of
                  the By-Laws of the DE Trust    Incorporation nor the
                  provide that a shareholder     By-Laws of the CA
                  shall have the right to        Corporation address
                  inspect and copy the minutes   shareholder inspection
                  and accounting books and       rights.
                  records of the company upon
                  written demand at any
                  reasonable time during usual
                  business hours for a purpose
                  reasonably related to the
                  shareholder's interest as a
                  shareholder.

SHAREHOLDER       Personal liability is limited  The California Act
LIABILITY         by the Delaware Act to the     generally limits a
                  amount of investment in the    shareholder's personal
                  DBT, and may be further        liability to the amount of
                  limited or restricted by the   his or her investment in
                  governing instrument.          the corporation.  However,
                  Shareholders of a DBT are      a shareholder of a
                  entitled to the same           corporation may be held
                  limitation of personal         liable for the amount of
                  liability extended to          any distribution he or she
                  stockholders of a private      accepts with the knowledge
                  corporation organized for      that the distribution was
                  profit under the general       made in violation of the
                  corporation law of the State   California Act.  There is
                  of Delaware.  The DE Trust's   no specific mention of
                  Declaration of Trust           shareholder liability in
                  specifically limits the        the CA Corporation's
                  personal liability of          Articles of Incorporation
                  shareholders.                  or By-Laws.

TRUSTEE/DIRECTOR  Subject to the declaration of  The California Act
LIABILITY         trust, the Delaware Act        provides that a Director,
                  provides that a Trustee, when  when acting in such
                  acting in such capacity, may   capacity, shall not be
                  not be held personally liable  subject to liability if
                  to any person other than the   the Director performs his
                  DBT or a shareholder for any   or her duties in
                  act, omission or obligation    accordance with the
                  of the DBT or any Trustee.  A  standard provided under
                  Trustee's duties and           California law.  The
                  liabilities to the DBT and     California Act requires
                  its shareholders may be        Directors to act in good
                  expanded or restricted by the  faith and in a manner
                  provisions of the Declaration  which they believe to be
                  of Trust.                      in the best interests of
                                                 the corporation and its
                                                 shareholders, and to
                                                 exercise such care as an
                                                 ordinarily prudent person
                                                 in a like position would
                                                 use under similar
                                                 circumstances.  A
                                                 corporation may not limit
                                                 a Director's liability for
                                                 acts involving intentional
                                                 misconduct, bad faith, or
                                                 a reckless disregard for
                                                 the Director's duty to the
                                                 corporation, or for acts
                                                 or omissions that
                                                 constitute an unexcused
                                                 pattern of inattention.
                                                 The California Act further
                                                 provides that a
                                                 corporation may not limit
                                                 a Director's liability in
                                                 connection with the
                                                 approval of improper
                                                 distributions to
                                                 shareholders, or with
                                                 regard to interested
                                                 transactions or
                                                 transactions for which the
                                                 Director derived an
                                                 improper personal
                                                 benefit.

                  The DE Trust's Declaration of  The CA Corporation's
                  Trust shields Trustees from    Articles of Incorporation
                  liability for the acts or      and By-Laws do not contain
                  omissions of any officer,      provisions protecting
                  agent, employee, manager or    Directors from liability
                  principal underwriter or       for any neglect or
                  other Trustee.  Trustees and   wrongdoing.
                  officers of the DE Trust may
                  be held liable to the DE
                  Trust for willful
                  misfeasance, bad faith, gross
                  negligence or reckless
                  disregard of the duties
                  involved in the conduct of
                  their office as a Trustee or
                  officer, but may not be held
                  liable for errors of judgment
                  or mistakes of fact or law.
                  In addition, the Declaration
                  of Trust also provides that
                  Trustees, acting in their
                  capacity as Trustees, shall
                  not be personally liable for
                  acts done by or on behalf of
                  the DE Trust.

INDEMNIFICATION   The Delaware Act permits a     The California Act allows
                  DBT to indemnify and hold      a corporation to indemnify
                  harmless any Trustee,          and hold harmless
                  shareholder or agent from and  Directors and officers.
                  against any and all claims     Accordingly, the CA
                  and demands.  Consistent with  Corporation's By-Laws
                  the Delaware Act, the          provide for the
                  Declaration of Trust for the   indemnification of any
                  DE Trust provides for the      Director or officer for
                  indemnification of officers    claims arising out of or
                  and Trustees from and against  related to the performance
                  any and all claims and         of their duties as an
                  demands arising out of or      officer or Director.  Like
                  related to the performance of  the DE Trust, the CA
                  their duties as an officer or  Corporation does not
                  Trustee.  The DE Trust will    indemnify Directors and
                  not indemnify, hold harmless   officers from and against
                  or relieve Trustees from       liability incurred by
                  liability which results from   reason of willful
                  willful misfeasance, bad       misfeasance, bad faith,
                  faith, gross negligence or     gross negligence or
                  reckless disregard of their    reckless disregard of
                  duties.                        their duties.
                  The Declaration of Trust of    Neither the California Act
                  the DE Trust also provides     nor the Articles of
                  that any shareholder or        Incorporation or By-Laws
                  former shareholder that is     of the CA Corporation
                  exposed to liability by        contain specific
                  reason of a claim or demand    provisions permitting the
                  related to such person having  indemnification of
                  been a shareholder, and not    shareholders.
                  because of his or her acts or
                  omissions, shall be entitled
                  to be held harmless and
                  indemnified out of the assets
                  of the DE Trust.

INSURANCE         The Delaware Act does not      Under the California Act,
                  contain a provision            a corporation may purchase
                  specifically related to        and maintain insurance on
                  insurance.  The DE Trust's     behalf of any Director,
                  Declaration of Trust provides  officer, employee, or
                  that the Trustees shall be     other agent of the
                  entitled and empowered to the  corporation against any
                  fullest extent permitted by    liability asserted against
                  law to purchase insurance      or incurred by such person
                  with the DE Trust's assets     in such capacity or
                  for liability and for all      arising out of the
                  expenses reasonably incurred   person's status as a
                  or paid or expected to be      Director, officer,
                  paid by a Trustee or officer   employee or agent of the
                  in connection with any claim   corporation.  A
                  or proceeding in which he or   corporation may carry such
                  she becomes involved by        insurance regardless of
                  virtue of his or her capacity  whether it would have the
                  (or former capacity) with the  power to indemnify the
                  DE Trust, whether or not the   person against the
                  DE Trust would have the power  liability.
                  to indemnify against such
                  liability.

                  The By-Laws of the DE Trust    The Articles of
                  permit insurance coverage      Incorporation and By-Laws
                  only to the extent that the    of the CA Corporation do
                  DE Trust would have the power  not contain provisions
                  to indemnify against such      regarding the purchase of
                  liability.                     insurance coverage for the
                                                 benefit of Directors,
                                                 officers, employees and
                                                 agents of the CA
                                                 Corporation.






                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY








                  Please detach at perforation before mailing.




PROXY                                                                      PROXY

                        SPECIAL SHAREHOLDERS' MEETING OF
                               FRANKLIN GOLD FUND
                                 MARCH 14, 2000

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, and Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Gold Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 2:00 p.m., Pacific time on March 14, 2000, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.



                                   Note:  Please  sign  exactly  as your name
                                   appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Signature


                                   ---------------------------------------------
                                   Date




              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY

                           (Please see reverse side)





                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT








    PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
                         REQUIRED IF MAILED IN THE U.S.

                  Please detach at perforation before mailing.




THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FRANKLIN GOLD FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL NOMINEES FOR
DIRECTOR),   2,  3  (INCLUDING   ALL   SUB-PROPOSALS),   4,  5  (INCLUDING   ALL
SUB-PROPOSALS), 6, 7, AND 8. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE  BOARD  OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT  YOU  VOTE IN  FAVOR OF
PROPOSALS 1 - 8.

1.    Election of Directors.  To withhold authority to vote for any individual    FOR all       Vote Withheld      FOR all nominees
      nominee, strike a line through the nominee's name in the list below.        nominees         for all        (except as marked)
                                                                                                                   to the contrary

      Frank H. Abbott, III     Harris J. Ashton          Harmon E. Burns
      S. Joseph Fortunato      Charles B. Johnson        Rupert H. Johnson, Jr.
      Frank W.T. LaHaye        Gordon S. Macklin         R. Martin Wiskemann         FOR            AGAINST            ABSTAIN

2. To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the Fund's fiscal year ending July 31, 2000.

3. To modify the Fund's investment focus and to change the Fund's name (includes two (2) Sub-Proposals).

3.a. To modify the Fund's current investment criteria to include other precious metals as the principal investment focus.

3.b. To amend the Fund's charter to change the Fund's name to reflect its revised investment focus, in the event that Sub-Proposal 3a is approved.

4. To change the classification of the Fund from a diversified fund to a non-diversified fund.

5. To approve amendments to certain of the Fund's fundamental investment restrictions (includes five (5) Sub Proposals).

5.a.  Borrowing.

5.b.  Underwriting.

5.c.  Lending.

5.d.  Real estate and  commodities.

5.e.  Issuing senior securities.

6. To approve the elimination of certain of the Fund's fundamental investment restrictions.

7. To approve the reorganization of the Fund from a California corporation to a Delaware business trust.

8. To amend the Fund's charter to increase the Fund's authorized capital in the event that Proposal 7 is not approved.


9. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

10. To grant the proxyholders the authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.











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